                                                                    EXHIBIT 10.6



                           AMENDMENT NUMBER EIGHT TO

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

               This Amendment Number Eight to Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of April 22, 2002, by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, "Borrowers"), on the other hand, in light of the following:

               A. Borrowers and Lender have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998 (as amended and modified, from time to time, the "Agreement").

               B. Borrowers and Lender desire to amend the Agreement as provided for and on the conditions herein.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Lender hereby amend and supplement the Agreement as follows:

               1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

               2. AMENDMENT.

                      (a) Section 9.18 of the Agreement is hereby amended to read as follows:

                             "9.18 UMC Shares; Standby Letter of Credit. On or before the fifth (5th) Business Day of each month commencing March 2002, Borrowers shall cause Parent to deliver to Lender a certificate, signed by the chief financial officer of Parent, certifying that as of the last Business Day of the immediately preceding month the aggregate market value of Parent's ownership interest in the shares of United Microelectronics Corp. ("UMC Shares") (calculated on the basis of the reported trading price for UMC Shares on the Taiwan Stock Exchange (Taiwan Weighted Index) and reported in US Dollars using the currency conversion rate published in the Wall Street Journal on the last Business Day of the immediately preceding month), is at least $40,000,000 (the "Certified Value"), and that a portion of the UMC Shares with an aggregate market value equal to at least the Certified Value is free of liens, claims and encumbrances of any kind; provided, however, UMC Shares that Parent is restricted from selling under that certain Stock Custody Agreement of July, 1999 with the Taiwan Stock Exchange, or otherwise, may be included in such calculations but only for periods on or before July 31, 2002 and only so long as



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        such UMC Shares are properly classified as "current assets" under GAAP
        (i.e. they will be released from any such restrictions within 12 months of the date of such certification). In lieu of providing the certificate referred to in the preceding sentence, Borrowers may cause to be delivered to Lender an irrevocable standby letter of credit (i) issued for the benefit of Lender by a bank satisfactory to Lender, (ii) with a face amount of at least $10,000,000, (iii) that has an expiration date no sooner than one year from the date on which it is issued, (iv) which shall state that Lender may draw thereunder by delivering to the issuer a certificate signed by an officer of Lender certifying that an Event of Default has occurred and Lender has accelerated the Obligations, and (v) otherwise on terms and conditions satisfactory to Lender in its sole discretion."

               3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Lender that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

               4. NO DEFAULTS. Borrowers hereby affirm to Lender that no Event of Default has occurred and is continuing as of the date hereof.

               5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                      (a) Payment by Borrowers to Lender of an amendment fee in the aggregate amount of $10,000, such fee to be charged to Borrowers' loan account pursuant to the Agreement; and

                      (b) Receipt by Lender of an executed copy of this Amendment.

               6. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

               7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

               8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.



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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment Number Eight to Second Amended and Restated Loan and Security Agreement as of the date first set forth above.

                                     CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation



                                     By:             /s/ Jeffrey K. Scott
                                           -------------------------------------
                                     Name:             Jeffrey K. Scott
                                           -------------------------------------
                                     Title:             Vice President
                                           -------------------------------------


                                     SENSORY SCIENCE CORPORATION,
                                     a Delaware corporation



                                     By:            /s/ Roger B. Hackett
                                           -------------------------------------

                                     Name:            Roger B. Hackett
                                           -------------------------------------
                                     Title:               President
                                           -------------------------------------

                                     CALIFORNIA AUDIO LABS, LLC,
                                     a California limited liability company



                                     By:             /s/ Roger B. Hackett
                                           -------------------------------------
                                     Name:             Roger B. Hackett
                                           -------------------------------------
                                     Title:                President
                                           -------------------------------------


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        Each of the undersigned has executed a continuing guaranty (each, individually, a "Guaranty") in favor of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), respecting the obligations of SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, the "Borrowers") owing to Lender. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                     SONICBLUE INCORPORATED,
                                     a Delaware corporation



                                     By:               /s/ Marcus Smith
                                           -------------------------------------
                                     Name:               Marcus Smith
                                           -------------------------------------
                                     Title:               VP, Finance
                                           -------------------------------------


                                     SENSORY SCIENCE CORPORATION,
                                     a Delaware corporation



                                     By:            /s/ Roger B. Hackett
                                           -------------------------------------
                                     Name:            Roger B. Hackett
                                           -------------------------------------
                                     Title:               President
                                           -------------------------------------


                                     CALIFORNIA AUDIO LABS, LLC,
                                     a California limited liability company



                                     By:            /s/ Roger B. Hackett
                                           -------------------------------------
                                     Name:            Roger B. Hackett
                                           -------------------------------------
                                     Title:               President
                                           -------------------------------------